                                  MASTER LEASE


            MASTER LEASE made as of 20th day of August, 2001 between AmeriGas Propane, L.P., a Delaware limited partnership, having an office at 460 North Gulph Road, King of Prussia, Pennsylvania 19406 ("Landlord") and Columbia Propane, L.P., a Delaware limited partnership, having an office at 460 North Gulph Road, King of Prussia, Pennsylvania 19406 ("Tenant").

                                W I T N E S S :

            WHEREAS, Landlord is the owner of the lands, buildings, propane storage equipment, personal property related specifically to the propane storage equipment and tanks and equipment associated with Landlord's Pre-Filled Propane Exchange (PPX) operations, in each case to the extent located at the locations specified on Exhibit A attached hereto(collectively, the "Property"); and

            WHEREAS, Tenant desires to lease from Landlord, and Landlord desires to lease to Tenant, the Property.

            NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

            1. Demise; Term; Renewal Right. (a) Landlord hereby leases to Tenant, and Tenant hereby rents from Landlord, the Property. The term of this Lease (the "Term") shall commence on the date hereof (the "Commencement Date") and shall expire, unless earlier terminated in accordance with this Lease, on the last day of the month in which occurs the fifth anniversary of the Commencement Date. Either Landlord or Tenant may terminate the Term, as to any or all of the Property, upon not less than 30 days' prior notice to the other. The Term, as to the applicable Property, shall end on the date specified in such notice as if that date was the original date specified in this Lease as the expiration of the Term for such Property.

            (b) The Term shall automatically extend for three consecutive periods of five years each. Each extension period shall commence on the day immediately following the expiration of the then current Term and expire on the last day of the 60th month thereafter. Each extension period shall be upon the same terms and conditions as are set forth in this Lease, except that Tenant shall have no further right to extend the Term beyond the third extension period. Tenant shall have the right not to extend the Term of this Lease by giving Landlord notice of Tenant's desire not to extend the Term not less than 60 days prior to the commencement of the applicable extension period.

            2. Use. Tenant may use and occupy the Property for all lawful purposes. Tenant shall not use or permit any Property to be used in any manner which would (a) violate any laws, (b) make void or voidable any insurance policy then in force with respect to such Property, (c) cause physical damage to such Property, (d) constitute a nuisance, (e) materially impair the appearance, character or reputation of such Property or (f) materially interfere with the proper operation of any of such Property's facilities or systems.


            3. Rent. (a) Tenant shall pay to Landlord rent (the "Base Rent") for each Property in the amounts specified for such Property on Exhibit A attached hereto, as may be amended by the parties from time to time. Each monthly installment of the Base Rent shall be paid (i) to Landlord in advance on the first day of each calendar month during the Term and (ii) at the office of Landlord or such other place as Landlord may designate. Should the Commencement Date fall on any day other than the first day of a month, then the Base Rent for such month shall be pro-rated on a per diem basis, and Tenant shall pay the amount thereof for such partial month on the Commencement Date. With reasonable prior notice to Tenant, Landlord shall have the right to require the payment of Base Rent on an annual, quarterly or other basis with such new payment structure commencing on the date specified in Landlord's notice.

            (b) Tenant shall pay, as additional rent, all costs and expenses incurred in connection with use, ownership, maintenance, operation or repair of each Property (including, without limitation, (i) the cost of electric, gas, water, sewer, heating, air-conditioning and other utility services and (ii) all real estate taxes, assessments and business improvement charges). Such additional rent shall be paid, prior to delinquency, to the entities entitled thereto. Tenant may contest in good faith the amount or validity of any real estate tax, assessment or business improvement charge; provided, that such contest (1) shall not subject Landlord to any liability, create any lien against the applicable Property or pose an imminent threat to title of such Property,
(2) is not prohibited by Landlord's lenders and (3) suspends the collection of the applicable tax, assessment or charge. All amounts payable by Tenant under this Lease, other than the Base Rent, shall constitute "Additional Rent."

            4. Alterations. (a) Tenant shall not make any alterations, improvements or installations in or to any Property without the prior approval of Landlord (which approval shall not be unreasonably withheld or delayed). Notwithstanding the foregoing, Tenant may make any alterations, improvements or installations which do not materially and adversely affect the structures of the applicable Property or any of the facilities or systems thereat.

            (b) All fixtures, equipment, partitions, railings and like improvements or installations attached to any Property shall be the property of Landlord and shall be surrendered with such Property. All trade fixtures, moveable office furniture and equipment and other personal property that is the property of tenant shall remain the property of tenant and may be removed by Tenant from any Property.

            (c) At the expiration or earlier termination of the Term for any Property, Tenant shall remove all of its property from such Property, and shall surrender such Property in the condition required to be maintained by Tenant under this Lease.

            (d) Landlord shall have the right to make alterations, improvements and installations to the Property; provided, that such alterations, improvements and installations do not materially and adversely affect Tenant's use or occupancy of the Property.

            5. Services; Utilities; Net Lease. Tenant shall obtain all electric, gas, water, sewer, heating and air-conditioning and other services and utilities necessary for any Property. Tenant's use of electricity shall not exceed the capacity of any electrical conductors and equipment serving the applicable Property. Except as specifically set forth in this Lease, this Lease is intended to be, and shall be construed as, an absolutely net lease, whereby under all circumstances and conditions, the Base Rent payable to Landlord shall be a completely net return to Landlord, and Tenant shall pay, and shall indemnify, defend and hold harmless Landlord from and against any and all claims, losses, damages, expenses, costs and liabilities which shall arise or be incurred during the Term with respect to or in connection with any Property. Except as specifically set forth in this Lease, Landlord shall not be required to provide any service or do any act in connection with the Property, and the Base Rent shall be paid to Landlord without any claim on the part of Tenant for reduction or abatement for any reason whatsoever.

            6. Maintenance; Repair. Tenant shall: (a) maintain each Property in good order and condition, and make all necessary repairs (structural or non-structural) thereto; (b) not place a load upon any floor of any Property exceeding the floor load per square foot area which it was designed to carry;
(c) comply with all laws, orders, requirements, rules and regulations of any federal, state, municipal or local governmental agency, department, commission, board or officer and with all liens, encumbrances and other title matters affecting each Property; and (d) comply with all orders, rules, regulations and requirements of the Board of Fire Underwriters or any successor thereto with respect to each Property. Tenant may contest in good faith the applicability or validity of any such law, order, requirement, rule or regulation; provided, that such contest (i) shall not subject Landlord to any liability and (ii) is not prohibited by Landlord's lenders. Notwithstanding anything to the contrary contained herein, Landlord shall have the right to make any and all structural or non-structural repairs or replacements to the Property that Landlord deems necessary.

            7. Insurance. (a) Tenant shall keep fire and other casualty policy insuring Tenant's furniture, trade fixtures and other personal property located at any Property against loss or damage by fire, theft and such other risks as are insurable under "All Risk" insurance policies, with such limits as Tenant may deem reasonable. Such policy shall include a provision whereby the insurance company waives all right of subrogation against Landlord. Tenant shall maintain commercial general liability insurance covering each Property, with such limits as Tenant may deem reasonable, naming Landlord as an additional insured, if Landlord is not otherwise covered by such insurance. Each of the foregoing policies shall be issued by insurance companies and be in form and substance reasonably acceptable to Tenant.

            (b) Tenant shall reimburse Landlord, within 10 days after the receipt of Landlord's invoice, the premium paid by Landlord for all risk peril insurance and other insurance maintained by Landlord for each Property.

            8. Indemnity. Tenant shall indemnify and hold harmless Landlord, any mortgagee, and their respective principals, partners, directors, officers, agents and employees (collectively, the "Indemnitees") against and from any and all loss, cost, expense, and claim incurred by any of the Indemnitees, arising out of (a) any act, omission or negligence of Tenant, its contractors, licensees, agents, servants, employees, invitees or visitors (excluding any claims arising solely from any willful misconduct or gross negligence of the Indemnitees), (b) any accident, injury or damage to any person or property occurring during the Term in or about any

Property (excluding any claims arising solely from any willful misconduct or gross negligence of the Indemnitees) and (c) any breach by Tenant of its obligations under this Lease.

            9. Creation of Liens. Tenant shall not have any power to create or permit to be created any lien, encumbrance or charge against any Property. Within 30 days after the notice of the filing of any lien against any Property arising out of or based upon Tenant's acts or omissions, Tenant shall cause the same to be discharged of record by payment, bonding or otherwise.

            10. Default; Cure Right. (a) If Tenant shall fail to pay the Base Rent or the Additional Rent on the due date thereof and the same is not cured within 5 days after notice thereof shall have been given to Tenant; or if Tenant shall default in performing or observing any of the other provisions of this Lease and the same is not cured with 30 days after notice thereof shall have been given to Tenant, or if said default shall be of a type that cannot be completely cured within said 30-day period (with the exercise of due diligence), and if Tenant shall not have diligently commenced curing such default within said 30-day period and thereafter continuously prosecute such curing with due diligence until completion, then Landlord may, upon 5 days' notice to Tenant, elect to terminate this Lease as to any or all of the Property.

            (b) If Tenant fails to perform any of its obligations under this Lease (after the applicable grace and notice periods), Landlord may perform such obligations. All costs and expenses incurred by Landlord in connection with such performance shall be paid by Tenant upon demand therefor by Landlord.

            11. Right of Entry. Landlord may enter each Property at all times upon reasonable prior notice to Tenant (except in an emergency in which event no prior notice shall be necessary) to (a) inspect such Property, (b) perform any work and (c) show such Property to prospective buyers, lenders, lessees and licensees.

            12. Notices. Any and all notices which are or may be required to be delivered pursuant to this Lease shall be in writing and shall be delivered to each party hereto at its address as set forth above (addressed to the Vice-President - Law in the case of notices to Landlord or Vice-President - Law in the case of notices to Tenant). Notices shall be (a) mailed by registered or certified mail, postage prepaid, return receipt requested or (b) personally delivered. Such notices shall be deemed to have been delivered 3 days after the date of so posting in the United States Post Office or on the date of such delivery in the case of personal delivery. Either party shall have the right, upon notice to the other, to designate a different address for the delivery of all future notices.

            13. Acknowledgments. Tenant acknowledges that: (a) Landlord has not made any representations or warranties to Tenant, either express or implied, with respect to any Property or the use or proposed use thereof by Tenant (including, without limitation, any representations or warranties with respect to environmental matters); (b) Tenant is fully aware of the condition of each Property and shall take the same "as is" as of the Commencement Date; (c) all understandings and agreements heretofore had between the parties hereto with respect to the subject matter of this Lease are merged in this Lease and (d) this Lease is entered into after appropriate investigation, neither party relying upon any statement, representation or warranty not embodied herein.

            14. Assignment; Subletting. This Lease shall not be assigned (directly or indirectly), and no Property shall be sublet, by Tenant without Landlord's prior consent. Any transfer of any equity interest of Tenant shall be deemed an assignment of this Lease.

            15. Limited Recourse. As used in this Lease, the term "Landlord" means only the owner, or the mortgagee in possession, for the time being of the applicable Property, so that in the event of any transfer of title to such Property, upon notification to Tenant of such transfer the said transferor Landlord shall be freed and relieved of all future covenants, obligations and liabilities of Landlord under this Lease with respect to such Property. Neither Landlord nor any partners, shareholders, officers, members or principals of Landlord shall have any personal liability under this Lease. Tenant shall look solely to Landlord's or any successor's or assignee's estate and property in the applicable Property for the satisfaction of Tenant's remedies requiring the payment of money or otherwise by Landlord in the event of a breach or default by Landlord under this Lease.

            16. Damage; Destruction. (a) If any Property, or any part thereof, is damaged by fire or other casualty, Landlord may, within 30 days after such fire or other casualty, elect to terminate this Lease as to such Property (which termination shall be effective on the date specified in such notice, but in no event less than 30 days or more than 60 days after such notice). If Landlord shall not so elect to terminate this Lease, Landlord shall diligently proceed with the repair and restoration of such Property (but shall only be obligated to expend up to the amount of net casualty insurance proceeds made available to Landlord for such repair and restoration). To the extent that the same is untenantable, the Base Rent with respect to the applicable Property shall be equitably abated after a fire or other casualty to such Property.

            (b) If any part of any Property shall be taken by condemnation, this Lease, as to such part, shall terminate on the date of the vesting of title in such condemnation, and the Base Rent and the Additional Rent shall be thereafter appropriately adjusted. All condemnation proceeds shall be the property of Landlord.

            17. Subordination. (a) This Lease is and shall be subject and subordinate to all ground or underlying leases which may now or hereafter affect any Property, to all mortgages which may now or hereafter affect such leases or such Property and to the Liens created by the Security Documents and to all renewals, refinancings, modifications, replacements and extensions thereof (hereinafter called "Superior Instruments"). The terms "Liens" and "Security Documents" shall have the same meanings provided for in the General Security Agreement by and among AmeriGas Propane, L.P., as Assignor, and Bank of America National Trust and Savings Association, as Collateral Agent, and Mellon Bank, N.A., as Cash Collateral Sub-Agent, dated as of April 19, 1995. The provisions of this Section 17(a) shall be self-operative and no further instrument of subordination shall be required. In confirmation of such subordination, Tenant shall promptly execute and deliver any instrument, in recordable form if required that Landlord or the holder of any Superior Instrument may reasonably request to evidence such subordination.

            (b) In the event of a termination of any ground or underlying lease, or if the interests of Landlord under this Lease or to any Property are transferred by reason of, or assigned in lieu of, foreclosure or other proceedings for enforcement of any mortgage, then Tenant shall, at the option of the holder of any such Superior Instrument, attorn to it and perform for its benefit all the terms, covenants and conditions of this Lease on Tenant's part to be performed with the same force and effect as if it were the landlord originally named in this Lease with respect to the applicable Property. The foregoing shall inure to the benefit of such holder of a Superior Instrument, shall be self-operative upon the exercise of such option, and no further instrument shall be required to give effect to such option and to said provisions. Tenant, however, upon reasonable demand of any such holder of a Superior Instrument, shall promptly execute and deliver instruments in confirmation of the foregoing provisions of this Section 17(b).

            (c) Notwithstanding anything contained in the Lease to the contrary, under no circumstances shall any such holder of a Superior Instrument, whether or not it shall have succeeded to the interests of the Landlord under this Lease, be (i) liable for any act, omission or default of any prior landlord,
(ii) subject to any offsets, claims or defenses which Tenant might have against any prior landlord, (iii) bound by any Base Rent or Additional Rent which Tenant might have paid to any prior landlord for more than one month in advance or (iv) bound by any modification of this Master Lease, or any cancellation or surrender of the same, made without its prior written approval.

            18. Ouiet Enjoyment. Landlord agrees that, subject to this Lease, if, and so long as, Tenant performs each provision herein contained on the part of Tenant to be performed, then Tenant's rights under this Lease shall not be cut off or ended before the expiration of the Term, subject however, to the provisions of this Lease (including without limitation, the provisions of Section 17 hereof).

            19. Addition or Removal of Property. Landlord and Tenant may, from time to time, amend this Lease to add property to be demised under this Lease or remove Property already demised under this Lease.

            20. Estoppel Certificate; Miscellaneous. (a) Either party hereto shall, promptly after request by the other party hereto, execute, acknowledge and deliver to the requesting party a statement certifying as to any matter in connection with this Lease reasonably requested by the requesting party.

            (b) The parties hereto warrant and represent to each other that no broker was instrumental in consummating this Lease and that the representing party had no conversations or negotiations with any broker concerning the leasing of the Property to Tenant.

            (c) This Lease may not be modified except by an instrument in writing signed by each of the parties hereto.

            (d) This Lease shall be binding upon and inure to the benefit of the parties hereto, and their respective permitted successors and assigns.

            (e) If any provision of this Lease shall be invalid or unenforceable, the remaining provisions of this Lease shall not be affected thereby, each and every provision of this Lease shall be enforceable to the full extent permitted by law.

            (f) The failure of either party hereto to seek redress for a violation of, or to insist upon the strict performance of, any provision of this Lease shall not prevent redress for violations of, or insistence upon strict performance of, a subsequent act.

            IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.


                                            AmeriGas Propane, L.P.

                                            By:  AmeriGas Propane, Inc.,
                                                 its general partner

                                            By:/s/ Robert H. Knauss
                                               ---------------------------------
                                                 Name: Robert H. Knauss
                                                 Title: Vice President--Law


                                            Columbia Propane, L.P.

                                            By: CP Holdings, Inc.

                                            By:/s/ Robert H. Knauss
                                               ---------------------------------
                                                 Name: Robert H. Knauss
                                                 Title: Vice President -- Law

                                    Exhibit A

                                  The Property

             Address                                      Annual Base Rent

                            Exhibit A - Master Lease

                                    CLOSING

                                                                 AmeriGas Propane, L.P., and Subsidiaries
------------------------------------------------------------------------------------------------------------------------------------
                                                           Values as of 12-31-2000                       12/31/2000
                                      -----------------------------------------------------------------  ----------
                                                 NBV        Gross Value    (Accum Depr    Net Book Value  Total NBV   Annual Rental*
Dist# Name                            State  Land & Bldgs  Storage Tanks  Storage Tanks)  Storage Tanks   Properties      at 10%
----- ----                            -----  ------------  -------------  --------------  --------------  ----------  --------------
0130  San Jose, CA                       CA    509,878.00     211,521       (111,522)         99,999       609,877       60,988
0135  Concord, CA (Scratch Start)        CA     20,630.00          --             --              --        20,630        2,063
0210  Santa Cruz, CA                     CA    564,663.00      96,343        (52,822)         43,521       608,184       60,818
0260  Sacramento, CA                     CA     84,100.00     228,867        (60,303)        168,565       252,665       25,266
0261  Modesto, CA                        CA            --      98,069        (37,497)         60,572        60,572        6,057
0560  Montrose, CO                       CO     12,643.00     100,072        (50,590)         49,482        62,125        6,213
0570  Gunnison, CO Scratch of 0560       CO     12,994.00      28,568        (12,617)         15,951        28,945        2,894
0613  Grand Junction, CO                 CO     15,994.00      51,135        (27,513)         23,622        39,616        3,962
1020  Albuquerque, NM                    NM    115,591.00     190,185        (84,942)        105,243       220,834       22,083
1040  Jackson, CA                        CA    202,779.00     193,200        (57,808)        135,392       338,171       33,817
1156  Angels Camp, CA                    CA            --          --             --              --            --           --
1170  Craig, CO                          CO     42,668.00      62,902        (30,579)         32,323        74,991        7,499
1190  Alamosa, CO                        CO     43,601.00     150,592        (79,678)         70,914       114,515       11,452
1201  Kendallville, IN                    IN    233,990.00      83,878        (35,538)         48,339       282,329       28,233
1245  Cadillac, MI New Bus 2-97          MI     87,887.00      84,346        (10,816)         73,529       161,416       16,142
1250  Alma, MI                           MI     85,600.00      84,747        (43,456)         41,290       126,890       12,689
1260  Capac, MI                          MI    204,731.00     121,358        (50,752)         70,606       275,337       27,534
1280  Parma, MI                          MI     27,358.00     116,289        (52,897)         63,392        90,750        9,075
1420  Dyersburg, TN                      TN     10,363.00      51,196        (29,231)         21,965        32,328        3,233
1510  Plant City, FL                     FL     97,077.00      64,545        (34,687)         29,858       126,935       12,694
1550  Waterloo, IL                       IL     58,912.00      18,854         (1,530)         17,324        76,236        7,624
1590  Collinsville, IL                   IL     25,819.00      94,087        (39,809)         54,278        80,097        8,010
1720  Jacksonville, FL                   FL     44,876.00     153,440        (83,542)         69,898       114,774       11,477
1723  Fernandina Beach, FL               FL            --          --             --              --            --           --
1850  Green Bay, WI New Bus 2-97         WI      3,334.00      54,317         (8,188)         46,128        49,462        4,946
2050  Greene County, MO                  MO    136,075.00     159,584        (79,885)         79,699       215,774       21,577
2240  Robertsdale, AL                    AL     46,203.00      63,776        (41,303)         22,473        68,676        6,868
2250  Mobile, AL                         AL    149,657.00      54,992        (24,399)         30,592       180,249       18,025
3900  Rogers, MN New Business 4-96       MN     45,345.00      89,348        (33,216)         56,132       101,477       10,148
3901  Brainerd, MN (Scratch Start)       MN    239,898.00      91,935         (5,797)         86,137       326,035       32,604
4000  Lansing, MI Amg Host               MI    122,250.00     172,006        (86,673)         85,333       207,583       20,758
4444  Fullon, KY                         KY    104,782.00     116,154        (66,219)         49,935       154,717       15,472
5024  Coldwater, MI                      MI     86,056.00      44,800        (18,024)         26,776       112,832       11,283

* For all properties the tenant shall pay rent and all other amounts due under such lease.

                            Exhibit A - Master Lease
                                    CLOSING

                                                                 AmeriGas Propane, L.P., and Subsidiaries
------------------------------------------------------------------------------------------------------------------------------------
                                                            Values as of 12-31-2000                       12/31/2000
                                       -----------------------------------------------------------------  ----------
                                                  NBV       Gross Value    (Accum Depr    Net Book Value  Total NBV   Annual Rental*
Dist# Name                             State  Land & Blds  Storage Tanks  Storage Tanks)  Storage Tanks   Properties      at 10%
----- ----                             -----  -----------  -------------  --------------  --------------  ----------  --------------
5025  Three Rivers, MI                   MI    108,279.00      76,707        (28,106)         48,601       156,880        15,688
5033  Flint Hill, MO                     MO    437,229.00      83,123        (20,679)         62,444       499,673        49,967
5048  Boone County, AR Pet Host          AR            --     137,868        (56,431)         81,437        81,437         8,144
5055  Tavernier, FL Srtch Plt 5588       FL     51,204.00      71,563        (23,503)         48,060        99,264         9,926
5105  Vineyard Haven, MA Multi W-5559    MA      2,011.00      30,027        (13,544)         16,483        18,494         1,849
5115  Pensacola, FL                      FL    385,969.00     126,931        (43,481)         83,450       469,419        46,942
5119  North Little Rock, AR              AR        335.00      54,118        (20,404)         33,714        34,049         3,405
5124  Inverness, FL                      FL    128,435.00      81,187        (29,926)         51,261       179,696        17,970
5131  Melter, GA                         GA    108,217.00      64,906        (23,563)         41,343       149,560        14,956
5162  Hanford, CA                        CA    453,451.00     177,393        (70,430)        106,963       560,414        56,041
5226  Taos, NM Multi with 1020           NM    109,449.00     105,427         (9,585)         95,842       205,291        20,529
5240  Gallup, NM Multi with 5539         NM     13,869.00      57,630        (21,560)         36,070        49,939         4,994
5247  Ordordville, WI                    WI     16,310.00      65,899        (26,172)         39,727        56,037         5,604
5248  Belding, MI                        MI    149,290.00      21,752         (7,941)         13,811       163,101        16,310
5249  Lake Odessa, MI                    MI     71,841.00      28,215        (10,337)         17,878        89,719         8,972
5254  Hartford, MI                       MI    239,262.00     103,560        (32,091)         71,469       310,731        31,073
5256  Harrison, MI                       MI    148,867.00      69,292        (27,788)         41,504       190,371        19,037
5260  Holland, MI                        MI      8,368.00      60,529        (23,941)         36,587        44,955         4,496
5261  Atlanta, MI                        MI     80,743.00      75,856        (24,414)         51,442       132,185        13,218
5262  Alpena, MI                         MI     35,857.00      75,971        (23,644)         52,327        88,184         8,818
5264  Franksville, WI                    WI    416,646.00      98,917        (42,025)         56,892       473,538        47,354
5273  Salem, IL                          IL     72,999.00     101,093        (30,168)         70,925       143,924        14,392
5275  Noble, IL                          IL     89,921.00      64,679        (24,484)         40,195       130,116        13,012
5277  Eldorado, IL                       IL     20,054.00     197,385        (45,097)        152,288       172,342        17,234
5286  Gagetown, MI                       MI     38,994.00      71,822        (18,813)         53,009        92,003         9,200
5295  Sterling Heights, MI               MI    103,348.00      47,802        (17,331)         30,471       133,819        13,382
5299  Waterford, MI                      MI    349,664.00      93,248        (33,899)         59,350       409,014        40,901
5301  Mountain Home, AR                  AR     72,774.00     117,724        (48,043)         69,681       142,455        14,245
      (incl prop 202)
5303  Salem, AR                          AR     41,298.00      42,095        (14,836)         27,259        68,557         6,856
5311  Bossier City, LA                   LA      6,447.00      64,514        (23,034)         41,480        47,927         4,793
5320  Saginaw, MI                        MI     27,116.00      44,561        (17,355)         27,206        54,322         5,432
5321  Topsfield, MA                      MA    311,731.00      49,385        (22,273)         27,112       338,843        33,884
5332  Westfield, MA                      MA    281,239.00      42,110        (19,810)         22,300       303,539        30,354

* For all properties the tenant shall pay rent and all other amounts due under such lease.

                            Exhibit A - Master Lease

                                    CLOSING

                    AmeriGas Propane, L.P., and Subsidiaries
                            Values as of 12-31-2000


                                                                                                         12/31/2000
                                              NBV        Gross Value     (Accum Depr    Net Book Value   Total NBV    Annual Rental*
Dist#  Name                   State     Land & Bldgs    Storage Tanks   Storage Tanks)   Storage Tanks   Properties      at 10%
-----  ---------------------  -----     ------------    -------------   --------------  --------------   ----------   --------------
5336   Brooksville, FL         FL        119,882.00        41,785          (14,606)          27,179         147,061         14,706
5338   Wayland, MI             MI         44,364.00        62,409          (21,521)          40,888          85,252          8,525
5341   Grand Rapids, MI        MI        118,828.00        36,374          (14,400)          21,974         140,802         14,080
5346   Allenton, WI            WI         57,312.00        37,583           (1,453)          36,130          93,442          9,344
5347   Baraboo, WI             WI         70,201.00        48,114          (19,301)          28,813          99,014          9,901
5350   Iola, WI-Reopened-
        was bl w-5480          WI                --            --               --               --              --             --
5360   Mio, MI                 MI         30,239.00        36,039           (8,178)          27,861          58,100          5,810
5363   Dodgeville, WI-
        Reopen BL 5365         WI         51,371.00        22,902           (8,794)          14,108          65,479          6,548
5365   Madison, WI             WI        138,023.00        49,745          (20,510)          29,235         167,258         16,726
5374   Kalamazoo, MI           MI        115,209.00        54,788          (20,105)          34,683         149,892         14,989
5393   South Bend, IN          IN        287,277.00       253,800         (109,374)         144,426         431,703         43,170
5420   Burton, MI              MI        199,564.00        22,892           (8,786)          14,106         213,670         21,367
5433   Davenport, IA           IA        154,701.00     66,819.00          (24,267)          42,552         197,253         19,725
5463   Villa Ridge, MO         MO        187,606.00       136,368          (49,317)          87,052         274,658         27,466
5471   Eagle River, WI         WI         46,751.00        51,464          (21,785)          29,679          76,430          7,643
5480   Wisconsin Rapids, WI    WI         34,148.00        62,284          (24,099)          38,185          72,333          7,233
5484   Goshen, IN              IN        276,907.00       127,138          (50,821)          76,317         353,224         35,322
5490   Rock Falls, IL          IL         91,092.00        57,775          (20,754)          37,021         128,113         12,811
5498   Howell, MI              MI        120,354.00        53,323          (16,884)          36,439         156,793         15,679
5510   Danville, IL            IL         63,810.00        82,076          (30,586)          51,490         115,300         11,530
5517   Hale, MI                MI         38,282.00        33,462          (11,661)          21,801          60,083          6,008
5542   Waterman, IL            IL        188,484.00        62,821          (24,777)          38,044         226,528         22,653
5550   Milwaukee, WI           WI        535,757.00        66,400          (20,212)          46,188         581,945         58,194
5552   Beaver Dam, WI          WI        168,325.00       148,409          (61,389)          87,020         255,345         25,534
5558   Middleboro, MA          MA        335,981.00       119,047          (48,525)          70,522         406,503         40,650
5559   Hyannis, MA             MA      1,035,363.00        93,939          (36,903)          57,036       1,092,399        109,240
5560   Londonderry, NH         NH        562,944.00        76,635          (29,777)          46,858         609,802         60,980
5566   Cobleskill, NY          NY         53,434.00        66,127          (21,278)          44,848          98,282          9,828
5570   Seranac Lake, NY        NY        114,727.00        30,980          (11,889)          19,091         133,818         13,382
5572   Ticonderoga, NY         NY          3,726.00        22,012           (8,134)          13,878          17,604          1,760
5574   Barre, VT               VT        302,208.00        37,272          (13,740)          23,532         325,740         32,574
5576   Gonic, NH               NH        204,919.00        83,197          (32,612)          50,585         255,504         25,550
5577   Lancaster, NH           NH        180,886.00       116,314          (41,156)          75,158         256,044         25,604


* For all properties the tenant shall pay rent and all other amounts due under such lease.

                            EXHIBIT A - MASTER LEASE
                                    CLOSING


                                                         AMERIGAS PROPANE, L.P., AND SUBSIDIARIES
                                      -----------------------------------------------------------------------------
                                                              VALUES AS OF 12-31-2000                    12/31/2000
                                      -----------------------------------------------------------------  ----------
                                                  NBV        GROSS VALUE   (ACCUM DEPR   NET BOOK VALUE  TOTAL NBV    ANNUAL RENTAL*
DIST#  NAME                           STATE   LAND & BLDGS  STORAGE TANKS  STORAGE TANKS) STORAGE TANKS  PROPERTIES       AT 10%
-----  ----                           -----   ------------  -------------  ------------- --------------  ----------   --------------
5585   Plattsburgh, NY                  NY      86,722.00       43,265       (15,704)        27,561        114,283        11,428
5586   Rutland, VT                      VT      37,410.00       41,078       (13,760)        27,318         64,728         6,473
5593   Morrisville, VT                  VT     176,442.00       73,757       (30,127)        43,630        220,072        22,007
5594   Newport, VT                      VT     118,320.00       25,287        (9,617)        15,670        133,990        13,399
5595   North Conway, NH                 NH             --        5,580        (4,139)         1,441          1,441           144
5596   Catskill, NY                     NY      97,091.00       22,582        (8,557)        14,026        111,117        11,112
5600   Claremont, NH                    NH     119,032.00      106,395       (36,895)        69,500        188,532        18,853
5602   Waitsfield, VT                   VT     163,389.00       22,402        (8,423)        13,979        177,368        17,737
5604   St. Johnsville, NY               NY     175,772.00       28,860        (9,977)        18,883        194,655        19,465
5611   South Burlington, VT             VT     221,820.00       76,735       (25,616)        51,119        272,939        27,294
5657   Dove Creek, Co                   CO     131,453.00       25,622       (10,811)        14,811        146,264        14,626
5671   Ludington, MI                    MI      95,576.00       70,434       (35,855)        34,579        130,155        13,016
5679   Traverse City, MI                MI      29,982.00       35,282       (15,874)        19,408         49,390         4,939
5711   Waycross, GA                     GA      24,347.00       47,985       (19,204)        28,781         53,128         5,313
5753   Shokan, NY Scratch Start         NY             --       37,581        (3,986)        33,595         33,595         3,360
5997   Laconia, NH                      NH       5,663.00       23,882        (9,414)        14,468         20,131         2,013
7245   Wewahitchka, FL                  FL      11,908.00       61,474       (23,691)        37,783         49,691         4,969
7260   Blountstown, FL                  FL      47,492.00       41,547       (34,936)         6,611         54,103         5,410
7265   Panama City, FL                  FL      53,561.00       16,250        (8,185)         8,065         61,626         6,163
7270   Defuniak City, FL                FL     148,460.00      128,172       (55,367)        72,805        221,265        22,127
7273   Marianna, FL                     FL     185,684.00       43,864       (16,149)        27,715        213,399        21,340
7275   Chipley, FL                      FL      77,418.00       62,554       (37,038)        25,516        102,934        10,293
7285   Ocala, FL                        FL     429,416.00      107,230       (52,687)        54,543        483,959        48,396
7290   Citra, FL                        FL      49,844.00       15,661        (8,353)         7,308         57,152         5,715
7320   Land-O-Lakes, FL Scratch Start   FL     224,171.00       27,338        (6,756)        20,582        244,753        24,475
7325   Leesburg, FL Scratch Start       FL      96,409.00       20,628        (9,284)        11,344        107,753        10,775
7560   Lyndonville, VT                  VT      65,936.00       20,694        (9,099)        11,595         77,531         7,753
7569   Sheldon, VT                      VT      21,579.00       50,078        (5,703)        44,374         65,953         6,595
9333   Alder Creek, NY-NB Multi9348     NY       1,005.00       59,420       (19,807)        39,613         40,618         4,062
9335   Schuylerville, NY                NY      85,580.00       13,072        (8,265)         4,806         90,386         9,039
9350   Sidney, NY                       NY      44,588.00       23,626       (17,750)         5,876         50,464         5,046
9780   Malone, FL                       FL       2,322.00       12,092        (9,075)         3,017          5,339           534
9805   St. Augustine, FL Scratch Start  FL         758.00           --            --             --            758            76

                                  Page 4 of 5

* For all properties the tenant shall pay rent and all other amounts due under such lease.

                            Exhibit A - Master Lease
                                    CLOSING

                    AmeriGas Propane, L.P., and Subsidiaries
                            Values as of 12-31-2000                                     12/31/2000
                               NBV        Gross Value    (Accum Depr    Net Book Value  Total NBV   Annual Rental*
Dist#  Name         State  Land & Bldgs  Storage Tanks  Storage Tanks)  Storage Tanks   Properties      at 10%
       Grand Total          16,778,796     9,385,119     (3,674,244)      5,710,876     22,489,672     2,248,961

       Others:


                                  Page 5 of 5

* For all properties the tenant shall pay rent and all other amounts due under such lease.